SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) October 4, 2000



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                      1-3247                   16-0393470
(State or other jurisdiction  (Commission              (I.R.S. Employer
of incorporation)             File Number)             Identification No.)



One Riverfront Plaza, Corning, New York                14831
(Address of principal executive offices)               (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5. Current Events

On August 16, 2000, the Board of Directors of Corning Incorporated approved a three-for-one stock split of Corning common stock effective to Corning shareholders of record as of September 5, 2000, with distribution of the shares on October 3, 2000. The following historical financial data prepared under generally accepted accounting principles (GAAP) and on a Pro Forma basis are presented as previously reported and as adjusted to give effect to the three-for-one stock split.

Filed herewith is the following information:

(1) As reported (pre split) and adjusted for the effect of three-for-one stock split (post split) earnings per share and weighted average shares outstanding for the quarters ended June 30, 2000, March 31, 2000, December 31, 1999, September 30, 1999, June 30, 1999 and March 31, 1999.
(2) As reported (pre split) and adjusted for the effect of three-for-one stock split (post split) Pro Forma Net Income* per share and weighted average shares outstanding for the quarters ended June 30, 2000, March 31, 2000, December 31, 1999, September 30, 1999, June 30, 1999 and March 31, 1999.









* Pro Forma Net Income excludes amortization of purchased intangibles and goodwill, purchased in-process research and development, one-time acquisition costs and other nonrecurring items. Corning's Pro Forma Net Income is not a measure that is in accordance with GAAP and may not be consistent with measures used by other companies. It should be considered as supplementary data rather than an alternative to GAAP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  October 4, 2000        By /s/    KATHERINE A. ASBECK
                                        Katherine A. Asbeck
                                        Vice President and Controller

Corning Incorporated and Subsidiary Companies
(In millions, except per share amounts)
Earnings Per Share
Exhibit 1
                                               2000                              1999
                                    ----------------------------    ------------------------------------------
                                                     Six Months                                       Full
                                      Q1      Q2    Year-to-Date     Q1     Q2      Q3      Q4    Year-to-Date
                                     ----    ----   ------------    ----   ----    ----    ----   ------------
As Previously Reported (Pre Split)

Income from continuing operations     76.9   149.2     226.1        92.5   131.0   141.9   145.6     511.0
Income from discontinued operations,
  net of income taxes                                                                        4.8       4.8
                                    ------  ------    ------      ------  ------  ------  ------    ------

Net income                          $ 76.9  $149.2    $226.1      $ 92.5  $131.0  $141.9  $150.4    $515.8
                                    ======  ======    ======      ======  ======  ======  ======    ======

Basic earnings per share:
   Continuing operations            $ 0.28  $ 0.53    $ 0.82(1)   $ 0.37  $ 0.51  $ 0.55  $ 0.56    $ 2.00(1)
   Discontinued operations                                                                  0.02      0.02
                                    ------  ------    ------      ------  ------  ------  ------    ------
                                    $ 0.28  $ 0.53    $ 0.82(1)   $ 0.37  $ 0.51  $ 0.55  $ 0.58    $ 2.02(1)
                                    ======  ======    ======      ======  ======  ======  ======    ======

Diluted earnings per share:
   Continuing operations            $ 0.28  $ 0.52    $ 0.80      $ 0.36  $ 0.50  $ 0.54  $ 0.55    $ 1.95
   Discontinued operations                                                                  0.02      0.02
                                    ------  ------    ------      ------  ------  ------  ------    ------
                                    $ 0.28  $ 0.52    $ 0.80      $ 0.36  $ 0.50  $ 0.54  $ 0.57    $ 1.97
                                    ======  ======    ======      ======  ======  ======  ======    ======

Shares used in computing
 earnings per share:
   Basic earnings per share          270.4   281.5     275.9       248.4   257.3   257.6   257.8     255.1
                                    ======  ======    ======      ======  ======  ======  ======    ======
   Diluted earnings per share        277.3   290.7     282.7       260.4   265.2   265.6   266.5     265.0
                                    ======  ======    ======      ======  ======  ======  ======    ======

Effect of Three-for-One Stock
  Split (Post Split)

Income from continuing operations     76.9   149.2     226.1        92.5   131.0   141.9   145.6     511.0
Income from discontinued operations,
  net of income taxes                                                                        4.8       4.8
                                    ------  ------    ------      ------  ------  ------  ------    ------

Net income                          $ 76.9  $149.2    $226.1      $ 92.5  $131.0  $141.9  $150.4    $515.8
                                    ======  ======    ======      ======  ======  ======  ======    ======

Basic earnings per share:
   Continuing operations            $ 0.09  $ 0.18    $ 0.27      $ 0.12  $ 0.17  $ 0.18  $ 0.18    $ 0.66(1)
   Discontinued operations                                                                  0.01      0.01
                                    ------  ------    ------      ------  ------  ------  ------    ------
                                    $ 0.09  $ 0.18    $ 0.27      $ 0.12  $ 0.17  $ 0.18  $ 0.19    $ 0.67(1)
                                    ======  ======    ======      ======  ======  ======  ======    ======

Diluted earnings per share:
   Continuing operations            $ 0.09  $ 0.17    $ 0.27(1)   $ 0.12  $ 0.17  $ 0.18  $ 0.18    $ 0.65
   Discontinued operations                                                                  0.01      0.01
                                    ------  ------    ------      ------  ------  ------  ------    ------
                                    $ 0.09  $ 0.17    $ 0.27(1)   $ 0.12  $ 0.17  $ 0.18  $ 0.19    $ 0.66
                                    ======  ======    ======      ======  ======  ======  ======    ======

Shares used in computing
 earnings per share:
   Basic earnings per share          811.2   844.5     827.7       745.2   771.9   772.8   773.4     765.3
                                    ======  ======    ======      ======  ======  ======  ======    ======
   Diluted earnings per share        831.9   872.1     848.1       781.2   793.5   796.8   799.5     795.0
                                    ======  ======    ======      ======  ======  ======  ======    ======

(1) Earnings per share (EPS) in each quarter is computed using the weighted-average number of shares outstanding during that quarter while EPS for year-to-date is computed using the weighted-average number of shares outstanding during the year-to-date period. As a result, the sum of the quarters EPS does not equal the year-to-date EPS.

Corning Incorporated and Subsidiary Companies
(In millions, except per share amounts)
Pro Forma Net Income Per Share*
Exhibit 2
                                                 2000                                1999
                                    ---------------------------   -------------------------------------------
                                                    Six Months                                       Full
                                      Q1      Q2   Year-to-Date     Q1      Q2      Q3      Q4   Year-to-Date
                                     ----    ----  ------------    ----    ----    ----    ----  ------------
As Previously Reported (Pre Split)

Pro Forma Net Income                $188.3  $271.1    $459.4      $ 97.9  $136.5  $148.1  $142.2    $524.7
                                    ======  ======    ======      ======  ======  ======  ======    ======

Basic Pro Forma Net Income
  Per Share                         $ 0.70  $ 0.96    $ 1.66      $ 0.39  $ 0.53  $ 0.57  $ 0.55    $ 2.05(1)
                                    ======  ======    ======      ======  ======  ======  ======    ======

Diluted Pro Forma Net Income
  Per Share                         $ 0.68  $ 0.94    $ 1.62      $ 0.38  $ 0.52  $ 0.56  $ 0.54    $ 2.00
                                    ======  ======    ======      ======  ======  ======  ======    ======

Shares used in computing Pro
 Forma Net Income per share:
   Basic Pro Forma Net Income
     per share                       270.4   281.5     275.9       248.4   257.3   257.6   257.8     255.1
                                    ======  ======    ======      ======  ======  ======  ======    ======
   Diluted Pro Forma Net Income
     per share                       277.3   290.7     282.7       260.4   265.2   265.6   266.5     265.0
                                    ======  ======    ======      ======  ======  ======  ======    ======

Effect of Three-for-One Stock
 Split (Post Split)

Pro Forma Net Income                $188.3  $271.1    $459.4      $ 97.9  $136.5  $148.1  $142.2    $524.7
                                    ======  ======    ======      ======  ======  ======  ======    ======

Basic Pro Forma Net Income
 Per Share                          $ 0.23  $ 0.32    $ 0.55      $ 0.13  $ 0.18  $ 0.19  $ 0.18    $ 0.68
                                    ======  ======    ======      ======  ======  ======  ======    ======

Diluted Pro Forma Net Income
 Per Share                          $ 0.23  $ 0.31    $ 0.54      $ 0.13  $ 0.17  $ 0.19  $ 0.18    $ 0.67
                                    ======  ======    ======      ======  ======  ======  ======    ======

Shares used in computing Pro Forma
 Net Income per share:
   Basic Pro Forma Net Income
    per share                        811.2   844.5     827.7       745.2   771.9   772.8   773.4     765.3
                                    ======  ======    ======      ======  ======  ======  ======    ======
   Diluted Pro Forma Net Income
    per share                        831.9   872.1     848.1       781.2   793.5   796.8   799.5     795.0
                                    ======  ======    ======      ======  ======  ======  ======    ======








* Pro Forma Net Income excludes amortization of purchased intangibles and goodwill, purchased in-process research and development, one-time acquisition costs and other nonrecurring items.

(1) Earnings per share (EPS) in each quarter is computed using the weighted-average number of shares outstanding during that quarter while EPS for year-to-date is computed using the weighted-average number of shares outstanding during the year-to-date period. As a result, the sum of the quarters EPS does not equal the year-to-date EPS.